UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2021 (March 17, 2021)

Gain Therapeutics, Inc.
(Exact Name of the Registrant as Specified in Charter)

Delaware	333-253303	85-1726310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Hampden Lane, Suite 200 (Street ddress)	Bethesda (City)	Maryland (State)	20814 (Zip Code)

(301) 500-1556
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	GANX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2021, Gain Therapeutics, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 3,636,364 shares of its common stock, $0.0001 par value per share (the “Common Stock”), at an offering price of $11.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-253303) (as amended, the “Registration  Statement”). On March 19, 2021, the Company filed a Prospectus dated March 17, 2021 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the IPO, the Company entered into the following agreement, the form of which was previously filed as an exhibit to the Registration Statement:

•	an Underwriting Agreement, effective as of March 17, 2021, by and among BTIG, LLC and Oppenheimer & Co. Inc. as representatives of the several underwriters named therein and the Company.

The terms of the agreement are substantially the same as the terms set forth in the form of such agreement that was filed as an exhibit to the Registration Statement and as previously described in the Registration Statement and the Prospectus. A copy of the agreement is attached as Exhibit 1.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On March 17, 2021, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”). The Company’s board of directors previously approved the Amended and Restated Charter to be effective prior to the completion of the IPO. A description of the Amended and Restated Charter is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Charter is the same as previously described in the Registration Statement, and substantially in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Charter is qualified in its entirety by reference to the full text of the Amended and Restated Charter filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Effective as of March 17, 2021, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Company’s board of directors previously approved the Amended and Restated Bylaws to be effective prior to the completion of the IPO. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Bylaws are the same as those previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, effective as of March 17, 2021, by and among BTIG, LLC and Oppenheimer & Co. Inc. as representatives of the several underwriters named therein and the Company
3.1	Amended and Restated Certificate of Incorporation of Gain Therapeutics, Inc.
3.2	Amended and Restated Bylaws of Gain Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

By:	/s/ Eric I Richman
Name:	Eric I. Richman
Title:	Chief Executive Officer

Date: March 22, 2021